Disclosures About Fair Value Of Financial Instruments	12 Months Ended
Dec. 31, 2011
Disclosures About Fair Value Of Financial Instruments [Abstract]
Disclosures About Fair Value Of Financial Instruments

18. Disclosures about fair value of financial instruments

     As defined in ASC Topic 820 Fair Value Measurement and Disclosures, fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (exit price). The transaction is based on a hypothetical transaction in the principal or most advantageous market considered from the perspective of the market participant that holds the asset or owes the liability. The valuation techniques that can be used under this guidance are the market approach, income approach or cost approach. The market approach uses prices and other information for market transactions involving identical or comparable assets or liabilities, such as matrix pricing. The income approach uses valuation techniques to convert future amounts to a single discounted present amount based on current market conditions about those future amounts, such as present value techniques, option pricing models (e.g. Black-Scholes model) and binomial models (e.g. Monte-Carlo model). The cost approach is based on current replacement cost to replace an asset.

     The Company utilizes market data or assumptions that market participants who are independent, knowledgeable and willing and able to transact would use in pricing the asset or liability, including assumptions about risk and the risks inherent in the inputs to the valuation technique. These inputs can be readily observable, market corroborated or generally unobservable. The Company attempts to utilize valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs. The Company is able to classify fair value balances based on the observance of those inputs. The guidance establishes a formal fair value hierarchy based on the inputs used to measure fair value. The hierarchy gives the highest priority to level 1 measurements and the lowest priority to level 3 measurements, and accordingly, level 1 measurement should be used whenever possible.

The three levels of the fair value hierarchy as defined by the guidance are as follows:

     Level 1: Valuations utilizing quoted, unadjusted prices for identical assets or liabilities in active markets that the Company has the ability to access. This is the most reliable evidence of fair value and does not require a significant degree of judgment. Examples include exchange-traded derivatives and listed equities that are actively traded.

     Level 2: Valuations utilizing quoted prices in markets that are not considered to be active or financial instruments for which all significant inputs are observable, either directly or indirectly for substantially the full term of the asset or liability. Financial instruments that are valued using models or other valuation methodologies are included. Models used should primarily be industry-standard models that consider various assumptions and economic measures, such as interest rates, yield curves, time value, volatilities, contract terms, current market prices, credit risk or other market-corroborated inputs. Examples include most over-the-counter derivatives (non-exchange traded), physical commodities, most structured notes and municipal and corporate bonds.

     Level 3: Valuations utilizing significant unobservable inputs provides the least objective evidence of fair value and requires a significant degree of judgment. Inputs may be used with internally developed methodologies and should reflect an entity's assumptions using the best information available about the assumptions that market participants would use in pricing an asset or liability. Examples include certain corporate loans, real-estate and private equity investments and long-dated or complex over-the-counter derivatives.

     Depending on the particular asset or liability, input availability can vary depending on factors such as product type, longevity of a product in the market and other particular transaction conditions. In some cases, certain inputs used to measure fair value may be categorized into different levels of the fair value hierarchy. For disclosure purposes under this guidance, the lowest level that contains significant inputs used in valuation should be chosen. Pursuant to ASC 820-10-50, the Company has classified its assets and liabilities into these levels depending upon the data relied on to determine the fair values. The fair values of the Company's derivatives are valued based upon quotes obtained from counterparties to the agreements and are designated as Level 2.

     The following fair value hierarchy table presents information about the Company's assets and liabilities measured at fair value on a recurring basis as of December 31, 2011:

	Quoted Prices in
	Active Markets	Significant Other	Significant		Balance as of
	For Identical Assets	Observable Inputs	Unobservable Inputs		December 31,
	(Level 1)	(Level 2)	(Level 3)		2011
Assets
Cash equivalents	$72,333	-		- $	72,333
Total Assets	$72,333	-		- $	72,333
Liabilities
Bond swaps	$-	2,583		- $	2,583
Forward contracts	-	48		-	48
Long-term incentive plan	-	33,369		-	33,369
Total Liabilities	$-	36,000		- $	36,000

     The derivative contracts were measured based on quotes from the Company's counterparties. Such quotes have been derived using models pricing or discounted cash analysis that incorporate observable market parameters for all significant inputs such as interest yield curves, options volatilities and currency rates and that were observable for substantially the full term of the derivative contracts.

Certain financial assets and liabilities not measured at fair value

     At December 31, 2011, the fair value of the Company's short-term and long-term debt was estimated at $594,463, compared to a carrying amount of $529,762. This fair value was estimated using various pricing models or discounted cash flow analysis that incorporated quoted market prices, and is similar to Level 2 within the valuation hierarchy. The carrying amount for both cash and equivalents and notes receivable approximates fair value.

Non-financial assets and liabilities measured at fair value on a nonrecurring basis

     Certain assets and liabilities are measured at fair value on a nonrecurring basis; that is, the assets and liabilities are not measured at fair value on an ongoing basis but are subject to fair value adjustments in certain circumstances (e.g., when there is evidence of impairment). At December 31, 2011, no material fair value adjustments or fair value measurements were required for non-financial assets or liabilities, except for those required in connection with the impairment of long-lived assets recognized in Mexico and Puerto Rico and the impairment of goodwill recognized in St. Croix. Refer to Note 3 for more details, including inputs and valuation techniques used to measure fair value of these non-financial assets.